SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant[X]
Filed by a Party other than the Registrant[  ]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-12

                            FFD FINANCIAL CORPORATION
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
     5)   Total fee paid:
          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ---------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
          ---------------------------------------------
     3)   Filing Party:
          ---------------------------------------------
     4)   Date Filed:
          ---------------------------------------------

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      The 2003 Annual Meeting of Shareholders of FFD Financial Corporation ("FFD" or the "Company") will be held at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, on October 21, 2003 at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more thoroughly described in the accompanying Proxy Statement:

            1.    To elect two directors of FFD for terms expiring in 2004;

            2. To vote upon a proposal to approve amendments to the FFD Financial Corporation 1996 Stock Option and Incentive Plan; and

            3. To transact such other business as may properly come before the Annual Meeting or any adjournments.

      Only FFD shareholders of record at the close of business on September 10, 2003 will be entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournment. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Submitting a Proxy does not affect your right to vote in person if you attend the Annual Meeting.


                                              By Order of the Board of Directors


                                              /s/ Trent B. Troye
                                              ----------------------------------
Dover, Ohio                                   Trent B. Troyer, President
September 16, 2003

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                                 PROXY STATEMENT


                                     PROXIES

      The Board of Directors of FFD Financial Corporation (the "Company" or "FFD") is soliciting the enclosed proxy for use at the 2003 Annual Meeting of Shareholders of FFD and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, on October 21, 2003, at 1:00 p.m., local time. You may ensure your representation at the Annual Meeting by signing, dating and returning the enclosed Proxy. The Proxy will not be used for any other meeting.

      Without affecting any vote previously taken, you may revoke your Proxy by either (i) submitting a later dated proxy which is received by FFD before the Proxy is exercised, or (ii) by giving notice of revocation to FFD in writing or in open meeting before the Proxy is exercised. Attending the Annual Meeting will not, by itself, revoke a Proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as directed by the shareholder or, in the absence of specific instructions to the contrary, will be voted:

            FOR the election of Richard A. Brinkman, Jr. and Robert D. Sensel as
            ---
            directors of FFD for terms expiring in 2004; and

            FOR the approval of amendments to the FFD Financial Corporation 1996
            ---
            Stock Option and Incentive Plan ( the "1996 Plan").

      Proxies may be solicited by the directors, officers and other employees of FFD and its subsidiary, First Federal Community Bank ("First Federal"), in person or by telephone, telegraph or mail for use only at the Annual Meeting. FFD will bear the costs of preparing, assembling, printing and mailing this Proxy Statement and the enclosed Proxy and will pay all other costs incurred in the solicitation of Proxies by the Board of Directors.

      Only FFD shareholders at the close of business on September 10, 2003 are entitled to notice of, and to vote at, the Annual Meeting, and each such shareholder is entitled to cast one vote for each share then owned. According to FFD's records, as of September 10, 2003 there were 1,212,997 votes entitled to be cast at the Annual Meeting.

      This Proxy Statement is first being mailed to FFD shareholders on or about September 22, 2003.

                                  REQUIRED VOTE

      Each FFD shareholder is entitled to cast one vote for each share owned. Under Ohio law and FFD's Code of Regulations (the "Regulations"), the following proposals must receive the corresponding vote to be adopted:

                 Proposal                                  Required vote
                 --------                                  -------------

      1) Election of directors                      The two nominees receiving
                                                    the greatest number of votes
                                                    will be elected to the
                                                    Board of Directors.

      2) Approval of amendments to the 1996 Plan    The affirmative vote of the
                                                    holders of at least a
                                                    majority of the outstanding
                                                    shares (606,499 shares) is
                                                    required for approval.



      Shareholders holding shares in "street name" should review the information provided to them by their broker/dealer or other record holder of the shares. This information will describe the procedures you must follow to instruct the record holder how to vote the street name shares and to revoke previously given instructions.

      If your shares are held in street name and you do not return a proxy card, broker/dealers have the authority, under applicable rules of the Nasdaq Stock Market, Inc. ("Nasdaq") and other self-regulatory organizations of which the broker/dealers are members, to vote your shares in their discretion on certain routine matters. The proposal to elect two directors is routine. Consequently, if you do not provide a proxy to vote your shares, your brokerage firm may elect to vote or not vote your shares for you. The proposal to approve the amendments to the 1996 Plan will not be considered a routine matter. Therefore, if you do not provide a proxy to vote your shares, your brokerage firm will not be able to vote your shares for you on such proposal. Proxies signed and submitted by broker/dealers which have not been voted on certain matters by the broker/dealer are referred to as "non-votes." Broker non-votes and Proxies as to which the authority to vote is withheld are counted toward the establishment of a quorum, but are not counted toward the election of directors or the approval of amendments to the 1996 Plan. The effect of an abstention or a non-vote on the amendments to the 1996 Plan above will have the same effect as a vote against such proposal.

      If you sign and date a Proxy but do not specify how you wish for it to be voted, it will be voted FOR the election of the two nominees for director and
                        ---
FOR the approval of amendments to the 1996 Plan.
---

                             OWNERSHIP OF FFD SHARES

      The following table provides certain information about the number of FFD common shares beneficially owned by each current director of FFD, by each nominee for director, by Trent B. Troyer, the President and Chief Executive Officer of FFD and by all directors and executive officers of FFD as a group as of September 10, 2003:

                                                Amount and nature of beneficial ownership
                                                -----------------------------------------
                                                Sole voting and          Shared voting and          Percent of total
Name and address (1)                            investment power          investment power         shares outstanding
--------------------                            ----------------          ----------------         ------------------

Richard A. Brinkman, Jr.                                 -                     2,000 (2)                   0.16
Stephen G. Clinton                                  19,738 (3)                16,811 (4)                   2.99
J. Richard Gray                                     15,000 (3)                20,000                       2.86
Leonard L. Gundy                                     3,017 (5)                     -                       0.25
Enos L. Loader                                       8,603 (6)                15,961 (4)                   2.02
Roy O. Mitchell, Jr.                                13,000 (3)                14,000                       2.21
Robert D. Sensel                                    22,500 (3)                10,000                       2.66
Trent B. Troyer                                     13,330 (7)                14,961 (4)                   2.33
All directors and executive
  officers of FFD as a group (11 people)           160,761 (8)                66,811 (9)                  17.70
----------------------------------

(1) Each of the persons listed on this table may be contacted at the address of FFD.

(2) Includes 1,000 shares as to which Mr. Brinkman has shared voting and investment power as trustee.

(3) Includes 8,945 shares that may be acquired upon the exercise of options awarded under the 1996 Plan.

(4) Includes 14,961 shares as to which Mr. Clinton, Mr. Loader and Mr. Troyer have shared voting power as Trustees of the First Federal Community Bank Recognition and Retention Plan (the "RRP").

(5) Includes 1,789 shares that may be acquired upon the exercise of options awarded under the FFD Financial Corporation 2002 Stock Option Plan for Non-Employee Directors (the "Directors Plan").

(6) Includes 5,367 shares that may be acquired upon the exercise of options awarded under the 1996 Plan.

(7) Includes 3,352 shares that may be acquired upon the exercise of options awarded under the 1996 Plan.

(8) Includes 72,938 shares that may be acquired upon the exercise of options awarded under the 1996 Plan and 200 shares that are expected to be earned in the next 60 days under the RRP.

(9) The 14,961 shares as to which Messrs. Clinton, Loader and Troyer have shared voting power as Trustees of the RRP are counted only once.

      The following table sets forth certain information about the only persons known to FFD to beneficially own more than five percent of the outstanding common shares of FFD as of September 10, 2003:

                                   Amount and nature of           Percent of
Name and address                   beneficial ownership       shares outstanding
----------------                   --------------------       ------------------
FFD Financial Corporation              131,486 (1)                  10.84%
 Employee Stock Ownership Plan
1201 Broadway
Quincy, Illinois  62301

--------------------------------

(1) Includes 52,703 unallocated shares as to which First Bankers Trust Company, N.A. (the "ESOP Trustee"), as the Trustee for the FFD Financial Corporation Employee Stock Ownership Plan (the "ESOP"), has sole voting power. The ESOP Trustee has sole investment power over all 131,486 shares.


                               BOARD OF DIRECTORS

Proposal No. 1 - Election of Directors

      Previously the Board of Directors consisted of six directors, divided into two classes of three directors each, and the directors in each class were elected for terms of two years. As of the Annual Meeting, two directors will be retiring from service on the Board of Directors. The Board however, has only nominated one replacement candidate for election as a director of FFD. As a result, the Board of Directors has amended the Regulations to reduce the number of directors from six to five and, pursuant to Ohio law, there is now only a single class of directors which must be reelected annually beginning in 2004. The Board of Directors proposes the election of the following persons to serve as directors of FFD until the annual meeting of shareholders in 2004 and until their successors are duly elected and qualified:

      Name                                 Age             Director of FFD since
      ----                                 ---             ---------------------

      Richard A. Brinkman, Jr.             48                        -
      Robert D. Sensel                     58                      1996

      Richard A. Brinkman, Jr. is the Chief Executive Officer of Tuscarawas County AAA, a position he has held since 1993. Mr. Brinkman is also the Chairman of the Ohio Conference of AAA Clubs, Vice Chair of the Tuscarawas County Port Authority and is involved in several other community and civic organizations.

      Robert D. Sensel has been President, Chief Executive Officer and a director of Dover Hydraulics, Inc., Dover, Ohio, since 1984. Dover Hydraulics is involved in the manufacture, repair and distribution of hydraulic cylinders and components for the steel, construction and mining industries.

      If either nominee is unable to stand for election, any Proxies granting authority to vote for that nominee will be voted for a substitute nominee recommended by the Board of Directors.

      Your Board of Directors recommends that you vote FOR the election of the above-named nominees.

      The following directors will continue to serve after the Annual Meeting for terms expiring in 2004:

      Name                                 Age             Director of FFD since
      ----                                 ---             ---------------------

      Stephen G. Clinton                   50                      1996
      Leonard L. Gundy                     54                      2002
      Enos L. Loader                       66                      1998

      Stephen G. Clinton is Vice President of Young & Associates, a financial institution consulting and capital markets firm headquartered in Kent, Ohio and President and a director of Capital Market Securities, Inc., a brokerage firm also located in Kent. Prior to joining Young in 2001, Mr. Clinton was a principal of Tucker Anthony Capital Markets, an investment banking firm headquartered in Boston, Massachusetts, providing assistance to financial institutions in their implementation of capital strategies, and the President of National Capital Companies, LLC, an investment banking firm.

      Leonard L. Gundy is President of Benchmark Construction, Inc. located in New Philadelphia, Ohio. Mr. Gundy has served as President of Benchmark, formerly Gundy Construction, Inc., since 1967.

      Enos L. Loader was employed by Bank One Dover N.A. for 38 years, retiring in 1998 as Executive Vice President and Chief Operating Officer. He currently provides business financial consulting to several firms.

      Upon the retirement of a director from service, FFD may appoint such person to serve as a Director Emeritus of FFD. Directors Emeritus serve for one-year terms and are appointed by the Board of Directors of FFD annually. Directors Emeritus may attend and participate in meetings but do not have voting privileges. Currently, Richard J. Herzig, a former director of FFD, serves as FFD's only Director Emeritus. As of the Annual Meeting, the following directors will be retiring from service as directors and the FFD Board of Directors intends to appoint each of them, along with Mr. Herzig, to serve as Directors Emeritus of FFD:

      J. Richard Gray, age 76, has been employed by Hanhart Agency, Inc., an insurance agency in Dover, since 1951 and currently serves as that company's Chairman.

      Roy O. Mitchell, Jr., age 76, served as Managing Officer of First Federal from 1967 until his retirement from First Federal in 1992.

      Each of the directors of FFD is also a director of First Federal. Messrs. Clinton, Gray, Mitchell and Sensel became directors of FFD in 1996 in connection with the conversion of First Federal from mutual to stock form (the "Conversion") and the formation of FFD as the holding company for First Federal. Mr. Loader was appointed to the Board of Directors of FFD effective June 1, 1998, and Mr. Gundy was elected as a director at the 2002 Annual Meeting of Shareholders.

Procedure for Nominations

      Nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if the shareholder has submitted a written nomination to the Secretary of FFD by the later of the July 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of FFD owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

Meetings of the Board and Committees

      The Board of Directors of FFD met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2003, as did the Board of Directors of First Federal. The FFD Board of Directors has a standing Audit Committee, Stock Option Committee, ESOP Committee and Nominating Committee. FFD does not have a compensation committee. Each director attended at least 75% aggregate of the total meetings of the FFD Board of Directors and the meetings of the committees of the FFD Board of Directors on which he served during the last fiscal year.

      Audit Committee. The Audit Committee is responsible for selecting and engaging a firm to serve as independent auditors of FFD and for overseeing FFD's financial reporting process. Through the end of the 2003 fiscal year, all of the directors were members of the Audit Committee. The Audit Committee met three times during the fiscal year ended June 30, 2003. Beginning July 1, 2003, the members of the Audit Committee are Messrs. Clinton, Gray and Loader, each of whom is "independent" under applicable Nasdaq rules. The duties of the Audit Committee are more thoroughly set forth in the Amended and Restated Audit Committee Charter (the "Audit Charter") attached as Annex A to this Proxy Statement.

      Stock Option Committee. The Stock Option Committee is responsible for administering the 1996 Plan, including interpreting the plan and granting options pursuant to its terms. The members of the Stock Option Committee are Messrs. Gray, Gundy, Mitchell and Sensel. The Stock Option Committee met once during the 2003 fiscal year.

      ESOP Committee. The ESOP committee is responsible for administering and overseeing the ESOP. Messrs. Clinton, Gray, Gundy and Loader serve on the ESOP Committee. The ESOP Committee met once during the last fiscal year.

      Nominating Committee. The Nominating Committee is responsible for nominating candidates for election to the Board of Directors. Mr. Clinton, Mr. Gray, Mr. Loader and Mr. Sensel are the members of the Nominating Committee. The Nominating Committee met once during the last fiscal year.


                               EXECUTIVE OFFICERS

      The following information describes the business experience during the past five years of FFD's and First Federal's executive officers:

      Trent B. Troyer, age 40, has served as the President and Chief Executive Officer of FFD and First Federal since October 2000. From March 1997 to October 2000, Mr. Troyer was employed by First Federal as Senior Vice President of Commercial Lending.

      Robert R. Gerber, age 54, has served as Vice President, Treasurer and Chief Financial Officer of FFD and First Federal since October 2000. Prior to such time, Mr. Gerber served as President of First Federal and as President of FFD from 1996 until October 2000

      Shirley A. Wallick, age 58, is the Secretary of both FFD and First Federal, and served as Treasurer of FFD from 1996 until 2000. Ms. Wallick has been with First Federal since 1982.

      Scott C. Finnell, age 34, has been Executive Vice President of FFD and First Federal since November 2000. Mr. Finnell was employed by Bank One, N.A. as Vice President, Commercial Lending from 1998 until joining FFD and First Federal.

      Sally K. O'Donnell, age 49, is Senior Vice President of Retail Lending of First Federal. From 1998 until joining FFD and First Federal in April 2003, Ms. O'Donnell was the President of the Dover Market and District Manager of Retail Lending with Bank One, N.A.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

      The following includes compensation paid to Mr. Troyer, who is currently the President and Chief Executive Officer of FFD and First Federal, and for Mr. Gerber who served as President of FFD and First Federal until October 2000. No other executive officer of FFD or First Federal earned salary and bonus in excess of $100,000 during such periods.




                                                     Summary Compensation Table
                                                     --------------------------

                               ----------------------------------------------------------------------------------------------
                               Annual compensation(1)                          Long-term compensation

-----------------------------------------------------------------------------------------------------------------------------

                                                                         Awards                            Payouts
                                                          -------------------------------------------------------------------
  Name and principal    Year        Salary        Bonus   Restricted stock  Securities underlying      LTIP        All other
  position                           ($)           ($)         awards           options/SARs         payouts     compensation
                                                                 ($)                 (#)               (#)            (2)
-----------------------------------------------------------------------------------------------------------------------------

  Trent B. Troyer,      2003         $88,500     $12,500          -                1,000                   -        $19,662
  President             2002         $82,000     $25,000          -                2,000                   -        $14,759
                        2001         $67,500     $10,000          -                    -                   -        $11,323

  Robert R. Gerber,     2001         $77,000     $ 6,000          -                    -                   -        $17,499
  President

--------------------------------------

(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Troyer and Mr. Gerber, the cost of which was less than 10% of their compensation.

(2) Consists of the value of allocations to Mr. Troyer and Mr. Gerber's respective ESOP accounts.

Stock Option Grant Information

      The following table sets forth information regarding the number and value of unexercised options held by Mr. Troyer at June 30, 2003:

                                    Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/03 Option/SAR Values
                                    ---------------------------------------------------------------------------------

                                                               Number of securities underlying        Value of unexercised
                                Shares                           unexercised options/SARs at        "in-the-money" options/
                             acquired on          Value                   6/30/03(#)                 SARs at 6/30/03($)(1)
Name                         exercise(#)        realized($)        exercisable/unexercisable       exercisable/unexercisable
----                         -----------        -----------        -------------------------       -------------------------

Trent B. Troyer                  -0-                -0-                  3,352/2,600                     $9,154/$4,780

--------------------------------------



(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price of the option and the fair market value of FFD's common shares, which was $14.00 per share on June 30, 2003. The exercise price of 2,952 of Mr. Troyer's options is $11.17 per share, the exercise price of 2,000 of Mr. Troyer's options is $12.00 per share and the exercise price of 1,000 of Mr. Troyer's options is $12.48 per share.

      The following table sets forth information regarding all stock option grants to Mr. Troyer during the year ended June 30, 2003:

                                                   Option/SAR Grants in Last Fiscal Year
                         --------------------------------------------------------------------------------------

                         Number of securities       Percent of total
                              underlying          options/SARs granted
                         options/SARs granted         to employees        Exercise or base
Name                       granted(#)                in fiscal year          price ($/sh)       Expiration date
----                       ----------                --------------          ------------       ---------------

Trent B. Troyer                 1,000 (1)              16.74%                    $12.48            12/17/12

---------------------------------

(1) The options granted will become exercisable in five equal annual installments beginning December 17, 2003.

Change of Control Agreement

      FFD has entered into a change of control agreement with Mr. Troyer (the "Change of Control Agreement"). The Change of Control Agreement provides that if Mr. Troyer's employment is terminated by FFD without Just Cause (as defined), or by Mr. Troyer for specified reasons set forth in the Change of Control Agreement, at any time during the six months preceding or one year following a Change of Control (as defined), FFD will (i) pay the premiums required to maintain coverage for Mr. Troyer and his dependents in all programs subject to the benefit provisions of COBRA until the earlier of the date replacement coverage is obtained or the one year anniversary of the termination and (ii) pay Mr. Troyer an amount equal to 200% of his then current annual salary.

      If the sum of these payments and any other payments or benefits constitutes "excess parachute payments" to Mr. Troyer under the Internal Revenue Code, then the amounts due under the Change of Control Agreement will be reduced to the maximum amount that would not be an "excess parachute payment."

Director Compensation

      Each director of FFD who is not an executive officer receives a fee of $300 per regular FFD Board of Directors meeting attended and $50 per special meeting attended. Each director of First Federal who is not an executive officer receives a fee of $700 per regular First Federal Board of Directors meeting attended and $50 per special meeting attended. In addition, directors who are not executive officers of either FFD or First Federal receive a fee of $25 per committee meeting attended.

      In addition to the fees mentioned above, Mr. Loader received $20,000 for his service as Chairman of the Board of Directors of FFD.

                               STOCK OPTION PLANS

Proposal No. 2 - Approval of Amendments to the 1996 Plan

      On August 12, 2003, the Board of Directors of FFD adopted, subject to approval by the shareholders, amendments to the 1996 Plan which would eliminate restrictions that were required to be included in the 1996 Plan by Office of Thrift Supervision ("OTS") regulations governing conversions of savings associations. Pursuant to OTS regulations, a plan may be amended to remove these restrictions one year or more after the conversion upon shareholder approval of any such amendments. The amendments to the 1996 Plan would:

      o eliminate a provision preventing any individual from receiving options to purchase more than 25% of the total shares reserved under the 1996 Plan;

      o eliminate a provision preventing directors who are not employees of FFD or First Federal from receiving options to purchase more than 5% of the total shares reserved under the 1996 Plan individually or 30% of the total reserved shares in the aggregate; and

      o amend a provision requiring that all options granted under the 1996 Plan vest on a schedule of one-fifth per year to permit the Stock Option Committee, in its discretion, to determine a different vesting schedule at the time an option is granted.

      These amendments are being proposed to eliminate restrictions on the granting and vesting of options, and to give FFD more flexibility when issuing options under the 1996 Plan. Options granted to both current and past directors of FFD are counted toward the OTS restrictions discussed above. Because FFD has reached the 30% limit on the number of options that may be awarded to non-employee directors, the restrictions currently in the 1996 Plan prevent FFD from granting any of the remaining options under the 1996 Plan to current or potential non-employee directors. By amending the 1996 Plan to permit the Stock Option Committee to set vesting schedules other than one-fifth per year, FFD can award stock options that provide an immediate benefit and value to help attract and retain officers and key members of management. FFD feels that the ability to use remaining options under the 1996 Plan to attract and retain qualified persons to serve as directors and the ability to set different vesting schedules to provide an incentive to attract and retain skilled officers and members of management is critical to FFD's future success. FFD is seeking shareholder approval of the amendments to permit it to more fully use the 1996 Plan to induce qualified persons to serve on the Board of Directors. If the amendments are not approved by the shareholders, they will not take effect.

      The following is a summary of the terms of the 1996 Plan and is qualified in its entirety by reference to the full text of the 1996 Plan, as amended, a copy of which is attached hereto as Annex B.

      General. The shareholders of FFD adopted the 1996 Plan at the 1996 Annual Meeting. The purposes of the 1996 Plan include retaining and providing incentives to the directors, managerial and other key employees of FFD and First Federal and aligning their interests with those of FFD by facilitating their purchase of FFD common shares.

      The number of employees eligible for options and the number of options granted to each employee may vary from year-to-year. FFD estimates that approximately forty employees of FFD and First Federal were eligible to receive options under the 1996 Plan during the 2003 fiscal year, including the executive officers of FFD and First Federal, and that a similar number will be eligible in the future. Five directors of FFD also participate in the 1996 Plan. As of the date of this Proxy Statement, no determination has been made regarding the identity of persons to whom options may be granted under the 1996 Plan in the future or the number of common shares subject to options to be granted.

      Subject to adjustment as provided in the 1996 Plan, the total number of common shares reserved for issuance upon the exercise of options granted under the 1996 Plan is 169,838. As of September 10, 2003, 21,333 common shares had been issued pursuant to the exercise of options granted under the 1996 Plan, and 106,238 common shares are subject to options granted under the 1996 Plan. Shares issued under the 1996 Plan may be authorized but unissued shares or treasury shares. If common shares covered by an option grant are never issued because grant is cancelled, terminated or otherwise settled, those common shares will again be available for future option grants under the 1996 Plan.

      The principal features of the 1996 Plan, as it is proposed to be amended, are discussed below. This summary is qualified in its entirety by reference to the full text of the 1996 Plan, as amended.

      Administration. The 1996 Plan is administered by the Stock Option Committee of FFD, which is composed of at least three non-employee directors. The Stock Option Committee may grant options under the 1996 Plan at such times as it deems most beneficial to First Federal and FFD on the basis of the recipient's responsibility, tenure and future potential contribution to First Federal and FFD. The Stock Option Committee has the authority to determine who will receive options, and the number and the terms and conditions of such options.

      Option Terms. Options granted to the officers and employees of FFD and First Federal under the 1996 Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the 1996 Plan to non-employee directors of FFD or First Federal will not qualify under the Code will not be incentive stock options ("Non-Qualified Stock Options").

      The option exercise price of each option granted under the 1996 Plan will be determined by the Stock Option Committee at the time of grant, although the exercise price may not be less than 100% of the "fair market value" (as defined in the 1996 Plan) of the shares on the date of the grant. The fair market value per FFD share, determined in accordance with the terms of the 1996 Plan, was $14.90 on September 10, 2003. In addition, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of FFD's outstanding common shares.

      The Stock Option Committee fixes the term of each option. ISOs, however, will not be exercisable more than ten years from the date they are granted. If a recipient of an ISO owns more than 10% of the FFD shares outstanding at the time the ISO is granted, the term of the ISO will not exceed five years.

      Currently, under the 1996 Plan one-fifth of options granted will become exercisable on each of the first five anniversaries of the date of the grant. If the amendments to the 1996 Plan are approved, the Stock Option Committee will have the discretion to establish a different vesting schedule at the time of grants. Unless the Stock Option Committee specifies otherwise, however, options will be granted with a one-fifth per year vesting schedule.

      Limitations on the Exercise of 1996 Plan Awards. In the event that the employment of an employee of FFD or First Federal is terminated, a director resigns, retires or is removed from the Board of Directors, any outstanding stock options held by such person that have not yet become exercisable will terminate, and options that have become exercisable will terminate if not exercised by the earlier of (i) 12 months after such termination, resignation, removal or retirement, or (ii) the expiration date set forth in the applicable option award agreement.

      In the event that employment or directorship with FFD is terminated due to death or disability, all options granted to the person under the 1996 Plan will become exercisable in full as of the date of such termination and will terminate if not exercised by the earlier of (i) 12 months of such death or disability, or
(ii) the expiration date set forth in the applicable option and award agreement.

      If the employment or directorship of a recipient is terminated for "cause" (as defined in the 1996 Plan), any option that has not been exercised will terminate as of the date of such termination for cause.

      Transferability of Options. An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution.

      Payment of Exercise Price. FFD will receive no monetary consideration for granting options under the 1996 Plan. Upon the exercise of options, FFD will receive payment of the applicable exercise price in cash or, if acceptable to the Stock Option Committee, FFD common shares or outstanding options held by such person.

      Amendment and Termination. Pursuant to the terms of the 1996 Plan, without further approval of the shareholder, the Board of Directors may at any time terminate the 1996 Plan in such respects as the Board may deem advisable, except that it may not, without shareholder approval, amend the 1996 Plan to (a) increase the aggregate number of common shares which may be issued under the 1996 Plan (except for adjustments to reflect certain changes in the capitalization of FFD), (b) materially modify the requirements as to eligibility for participation in the 1996 Plan, or (c) materially increase the benefits accruing to participants under the 1996 Plan. Notwithstanding the foregoing, the Board of Directors may amend the 1996 Plan to take into account changes in applicable securities, federal income tax and other applicable laws. Shareholder approval of material amendments is required under applicable Nasdaq rules.

      Outstanding Awards. The following table sets forth, as of September 10, 2003, the number and average exercise price for options granted under the 1996 Plan to:

      o     the President and Chief Executive Officer of FFD and First Federal;
      o     all current executive officers as a group;
      o     all directors of FFD as a group;
      o     each nominee for election as director;
      o     each associate of the foregoing persons;
      o each person who received options to purchase 5% or more of the total shares reserved under the 1996 Plan; and
      o all employees of FFD and First Federal, including all officers who are not executive officers, as a group.

One of the restrictions that would be eliminated if the amendments to the 1996 Plan are approved prevents individual non-employee directors of FFD from receiving options to purchase 5% or more of the total shares reserved under the 1996 Plan. As shown in the table below, however, several current and former directors of FFD are listed as each holding over 5% of the options available under the 1996 Plan. Although the persons listed currently each have over 5% of the total options available under the 1996 Plan, the original option grant to each such person was less than 5% of the total available options.

      The number of options originally granted to each director increased due to the return of capital to FFD shareholders that occurred June 30, 1998. Pursuant to the terms of the 1996 Plan, upon the occurrence of such an event or a similar event involving changes in the capitalization of FFD, the number of shares reserved and the number of options outstanding at the time of the event and the exercise prices of outstanding options are adjusted to reflect the change in capitalization. The purpose of the adjustment is to ensure that the value of outstanding options is not disproportionately decreased or increased by the event, and that option holders are in equivalent positions before and after the return of capital. All option grants to directors, officers and other employees outstanding at the time of the return of capital were adjusted pursuant to the same formula to prevent any devaluation of such options due to the return of capital. The following table sets forth certain information regarding the recipients of options awarded under the 1996 Plan:




                                                             Number of common shares     Average exercise
                                                                     covered                 price per
                    Name and position                          by options received        option received
                    -----------------                          -------------------        ---------------

Trent B. Troyer
President and Chief Executive Officer                                6,552                     $11.67
All current executive officers as a group
                                                                    44,584                      $9.60
All current directors who are not executive officers as a
group                                                               44,725                      $9.16
Nominees for election as directors:

    Richard A. Brinkman, Jr.                                             0                         N/A
    Robert D. Sensel                                                 8,945                      $9.16
Associates of the foregoing:

    None                                                               N/A                         N/A
Each person who has received 5% or more of the total
options reserved under the 1996 Plan:
    Stephen G. Clinton                                               8,945                      $9.16
    Robert R. Gerber                                                26,174                      $9.16
    William R. Gerber                                                8,945                      $9.16
    J. Richard Gray                                                  8,945                      $9.16
    Richard J. Herzig                                                8,945                      $9.16
    Enos L. Loader                                                   8,945                      $9.16
    Roy O. Mitchell, Jr.                                             8,945                      $9.16
    Robert D. Sensel                                                 8,945                      $9.16

All employees, including all current officers who are not
executive officers, as a group                                      14,367                      $9.32


      Tax Treatment of Incentive Stock Options. An option recipient who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price, provided that the optionee has held the underlying shares for more than one year. However, if the optionee disposes of the shares within two years of the date of grant or within one year from the date of the transfer of the shares to the optionee (a "Disqualifying Disposition"), then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

      FFD is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition.

      If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired shares to FFD, and shares received by the optionee equal in number to previously acquired common stock exchanged therefore will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is affected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

      Tax Treatment of Non-Qualified Stock Options. An optionee receiving a Non-Qualified Stock Option does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The optionee must recognize ordinary income generally at the time of exercise of a Non-Qualified Stock Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The amount of ordinary income recognized by an optionee will be deductible by FFD in the year that the optionee recognizes the income if FFD complies with the applicable withholding requirement.

      If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, such person generally will not recognize ordinary income until the date that the optionee is no longer subject to such Section 16(b) liability. Nevertheless, the optionee may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

      Shares acquired upon the exercise of a Non-Qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than one year prior to disposition or short-term capital gain or loss if the optionee has held the shares for one year or less.

      If a holder of a Non-Qualified Stock Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will not recognize gain or loss upon delivering such previously acquired shares to FFD. Shares received by an optionee equal in number to the previously acquired shares exchanged therefore will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

      Your Board of Directors recommends that you vote FOR the approval of the amendments to the 1996 Plan.

The Directors Plan

      General. On October 15, 2002, the Board of Directors of FFD adopted the Directors Plan. The Board adopted the Directors Plan because the restrictions currently contained in the 1996 Plan that would be removed by the proposed amendments discussed above, specifically the limitation on the number of options that may be awarded to non-employee directors, prevented any future option grants to directors under the 1996 Plan. Because a grant of options to a new director was not possible under the 1996 Plan, the Board adopted the Directors Plan in order to award options to Mr. Gundy upon his election as a director at the 2002 Annual Meeting. Due to its limited intended use, subject to adjustment there are only 12,250 options available under the Directors Plan, 8,945 of which have been granted to Mr. Gundy. Because of the small number of options available under the Directors Plan, shareholder approval of the plan was not required under applicable Nasdaq rules.

      The purposes of the Directors Plan include retaining and providing incentives to current and potential directors of FFD and First Federal and aligning their interests with those of FFD by facilitating their purchase of FFD common shares. Only non-employee directors are eligible for options under the Directors Plan and the number of options granted to each director may vary from year-to-year. As of the date of this Proxy Statement, no determination has been made regarding the identity of persons to whom options may be granted under the Directors Plan in the future or the number of common shares subject to options to be granted.

      As discussed above, 12,250 common shares have been reserved for issuance by FFD upon the exercise of options granted under the Directors Plan. As of September 10, 2003, no common shares have been issued pursuant to the exercise of options granted under the Directors Plan, and 8,945 common shares have been reserved for issuance upon the future exercise of options granted to Mr. Gundy. Shares issued under the Directors Plan may be authorized but unissued shares or treasury shares. If common shares covered by an option grant are never issued because grant is cancelled, terminated or otherwise settled, those common shares will again be available under the Directors Plan for future option grants.

      The principal features of the Directors Plan are summarized below.

      Administration. The Directors Plan is administered by the Board of Directors. The Board may grant options under the Directors Plan at such times as it deems most beneficial to First Federal and FFD to attract, retain and reward qualified and experienced persons to serve as directors of First Federal and FFD. The Board has the authority to determine who will receive options, and the number and the terms and conditions of such options.

      Option Terms. Options granted to the directors of FFD and First Federal under the Directors Plan will be Non-Qualified Stock Options.

      The option exercise price of each option granted under the Directors Plan will be determined by the Board at the time of grant, although the exercise price may not be less than 100% of the "fair market value" (as defined in the Directors Plan) of the shares on the date of the grant.

      The fair market value per FFD share, determined in accordance with the terms of the Directors Plan, was $14.90 on September 10, 2003. The Board fixes the term of each option. Under the Directors Plan, one-fifth of the options granted will become exercisable on each of the first five anniversaries of the date of the grant.

      Limitations on the Exercise of Directors Plan Awards. The limitations on exercise upon the termination of service as a director are the same as those contained in the 1996 Plan which are described under the heading Limitations on the Exercise of 1996 Plan Awards above.

      Transferability of Options. An option recipient cannot transfer or assign an option except by will or in accordance with the laws of descent and distribution.

      Payment of Exercise Price. FFD will receive no monetary consideration for the granting of options under the Directors Plan. Upon the exercise of options, FFD will receive payment of the applicable exercise price in cash or, if acceptable to the Board, FFD common shares or outstanding stock options held by such person.

      Amendment and Termination. The Board of Directors may at any time terminate or amend the Directors Plan as the Board of Directors deems to be in the best interests of FFD. The Board, however, may not reduce the exercise price of an outstanding option or give benefits on a recipient that could not have been given when the option was granted. Without the person's approval, the Board may not materially decrease a participant's benefits under the Directors Plan.

Equity Compensation Plan Information

      The following table shows for the 1996 Plan and the Directors Plan the (a) number of common shares issuable upon exercise of outstanding stock options, (b) the weighted average exercise price of those stock options, and (c) the number of common shares remaining for future issuance at June 30, 2003, excluding shares issuable upon exercise of outstanding stock options. The 1996 Plan has been previously approved by the shareholders; the Directors Plan has not. The 1996 Plan is proposed to be amended at the Annual Meeting as described under Proposal No. 2 - Approval of Amendments to the 1996 Plan above.



                                            -----------------------------------------------------------------------
                                                     (a)                    (b)                      (c)
-------------------------------------------------------------------------------------------------------------------
                                                                                             Number of securities
                                                                                           remaining available for
                                             Number of securities                           future issuance under
                                              to be issued upon       Weighted-average    equity compensation plans
Plan Category                                    exercise of         exercise price of      (excluding securities
                                             outstanding options    outstanding options    reflected in column (a))
                                             -------------------    -------------------    ------------------------

-------------------------------------------------------------------------------------------------------------------

Equity compensation plans approved by              106,238                 $9.42                    42,267
security holders (the 1996 Option Plan)

-------------------------------------------------------------------------------------------------------------------

Equity compensation plans not approved by
security holders (the Directors Plan)               8,945                  $10.10                   3,305

-------------------------------------------------------------------------------------------------------------------

Total                                              115,183                 $9.47                    45,572

-------------------------------------------------------------------------------------------------------------------


                               OTHER BENEFIT PLANS

Recognition and Retention Plan

      The RRP has purchased 50,244 common shares of FFD, 36,478 of which have been awarded and not forfeited. One-fifth of such shares become vested and non-forfeitable on each of the first five anniversaries of the date of the award. Of the shares awarded, 35,283 have vested.

Employee Stock Ownership Plan

      FFD has established the ESOP for the benefit of employees of FFD and its subsidiaries, including First Federal, who are age 21 or older and who have completed at least one year of service with FFD and its subsidiaries. The ESOP provides an ownership interest in the Company to all eligible full-time employees of the Company. The ESOP trust borrowed funds from FFD with which it acquired 116,380 common shares in the Conversion. Due to subsequent purchases of shares by the ESOP trust and distributions to employees upon termination of employment, there are currently 131,486 shares held by the ESOP.

      Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.


                              CERTAIN TRANSACTIONS

      First Federal makes loans to executive officers and directors of FFD and First Federal in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

      In January 2002, Benchmark Construction, Inc. was awarded a contract to renovate First Federal's branch office at 902 Boulevard, Dover, Ohio 44622. During the 2003 fiscal year, FFD paid Benchmark $187,686 pursuant to the contract. Mr. Gundy, a director of FFD, is the President and a director and shareholder of Benchmark.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, FFD's directors and executive officers and persons holding more than 10% of the common shares of FFD are required to report their ownership of common shares and any changes in such ownership to both the Securities and Exchange Commission (the "SEC") and FFD. To FFD's knowledge, based solely upon a review of such reports and written representations that no other reports were required during the fiscal year ended June 30, 2003, no directors, officers or 10% holders failed to timely file any such reports.


                              SELECTION OF AUDITORS

      The Audit Committee has selected Grant Thornton LLP as the auditors of FFD for the current fiscal year. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                             AUDIT COMMITTEE REPORT

      The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as selecting an accounting firm to audit FFD's financial statements. The Board of Directors has adopted the Audit Charter to set forth the Audit Committee's responsibilities.

      As required by the Audit Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of FFD. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from FFD, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

      o Grant Thornton's responsibilities in accordance with generally accepted auditing standards
      o The initial selection of, and whether there were any changes in, significant accounting policies or their application
      o     Management's judgments and accounting estimates
      o     Whether there were any significant audit adjustments
      o     Whether there were any disagreements with management
      o     Whether there was any consultation with other accountants
      o Whether there were any major issues discussed with management prior to Grant Thornton's retention
      o Whether Grant Thornton encountered any difficulties in performing the audit
      o Grant Thornton's judgments about the quality of FFD's accounting principles
      o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee has approved the audited financial statements for inclusion in the Annual Report on Form 10-KSB for the year ended June 30, 2003, to be filed with the SEC.

Stephen G. Clinton, Chairman
J. Richard Gray
Enos L. Loader

Audit Fees

      During the fiscal year ended June 30, 2003, Grant Thornton billed FFD $51,760 in fees for professional services rendered in connection with the audit of FFD's annual financial statements and the review of financial statements included in FFD's Forms 10-QSB.

Financial Information Systems Design and Implementation Fees

      During the last fiscal year, FFD did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to FFD's financial statements.

All Other Fees

      During the fiscal year ended June 30, 2003, Grant Thornton billed FFD $5,740 in fees for services rendered by Grant Thornton for all accounting services other than the services discussed under the headings Audit Fees and Financial Information Systems Design and Implementation Fees above.


                              SHAREHOLDER PROPOSALS

      Shareholders of FFD desiring to submit proposals to be considered for inclusion in FFD's Proxy Statement and form of Proxy (the "Proxy Materials") for the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") must provide such proposals by certain deadlines. To be included in the Proxy Materials, any such proposal must be received by FFD no later than May 19, 2004. If a shareholder intends to present a proposal at the 2004 Annual Meeting and the proposal was not included in the Proxy Materials, then the proxies designated by the FFD Board of Directors for the 2004 Annual Meeting will be entitled to vote on such proposal in their discretion, despite the exclusion of any discussion of the matter in the Proxy Materials, if the proposal is not received by FFD before August 2, 2004.


                                  OTHER MATTERS

      Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                              By Order of the Board of Directors




Dover, Ohio                                   Trent B. Troyer, President
September 16, 2003

                                     ANNEX A
                                     -------

                            FFD FINANCIAL CORPORATION
                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

Organization

      This Charter governs the operations of the Audit Committee (the "Committee") of FFD Financial Corporation (the "Company"). The Committee shall be comprised of at least three members, each of whom shall be elected by the Board of Directors (the "Board") annually. All members of the Committee shall be "independent" and satisfy the experience requirements of the applicable rules of the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq"). At least one member of the Committee shall be financially sophisticated and have accounting or financial management expertise and qualify as a "financial expert" under applicable SEC and Nasdaq rules.

Statement of Policy

      The Committee shall oversee the Company's accounting and financial reporting process, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements and the Committee shall serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems. In so doing, the Committee will maintain free and open means of communication between the directors, the independent auditor, the internal auditors, and the Company's financial management.

Responsibilities

      In carrying out its responsibilities and duties, the Committee shall:

      1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually.

      2. The Committee shall meet with the independent auditor and management at least quarterly to review the Company's financial statements consistent with any governmental reporting and Quarterly Reports on Form 10-QSB to be filed with the Securities and Exchange Commission. In addition, the Committee shall periodically meet with management and the independent auditor in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

      3. Select, retain and, when appropriate, terminate the independent auditor of the Company, set the independent auditor's compensation and otherwise oversee the independent auditor of the Company as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These powers shall rest solely with the Committee.

      4. Pre-approve all audit services and all permitted non-audit services to be performed by the independent auditor as set forth in Section 10A(i) of the Exchange Act. The Committee may establish policies and procedures for the engagement of the independent auditor or any other accounting firm to provide non-audit related services.

      5. Review and discuss with management the Company's annual financial statements and the independent auditor's opinion rendered with respect to such financial statements.

      6. Communicate to the independent auditor that they are ultimately accountable to the Committee.

      7. Ensure that the independent auditor submits to the Committee periodically a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1 ("ISBS No. 1"), and engage in active dialog with the independent auditor about all disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

      8. Review the performance of the independent auditor and consult with the independent auditor out of the presence of management about internal controls and the effectiveness thereof and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS No. 61") and an explanation from the independent auditor of the factors considered by the independent auditor in determining the audit's scope. The independent auditor should confirm that no limitations have been placed on the scope or nature of the audit.

      9. Following completion of the audit, review separately with each of management and the independent auditor any difficulties or disagreements encountered during the course of the audit, such as restrictions on scope of work or access to required information, as well as any improvements that could be made in the audit or internal control procedures.

      10. Receive communications, if any, from the independent auditor with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of the Company. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

      11. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management;
(ii) discussed with the independent auditor the matters required to be discussed by SAS No. 61; (iii) received and discussed with the independent auditor the matters required by ISBS No. 1; and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year. The name of each Committee member must appear below the report.

      12. Establish, as required by Section 10A(m)(4) of the Exchange Act, procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      13. As the Committee deems necessary, engage and determine funding for independent legal counsel and other advisors for the Committee as required by
Section 10A(m)(5) of the Exchange Act.

      14. Maintain minutes of each meeting of the Committee and submit the minutes to, or otherwise report to and discuss the matters from each Committee meeting with, the Board.

      15. Investigate any matter brought to its attention within the scope of its duties, and perform any other activities consistent with this Charter, the Company's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

                                     ANNEX B
                                     -------

                            FFD FINANCIAL CORPORATION
                      1996 STOCK OPTION AND INCENTIVE PLAN


      1. Purpose. The purpose of the FFD Financial Corporation 1996 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of FFD Financial Corporation (the "Company"), and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

      2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

            (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

            (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

            (e) "Company" means FFD Financial Corporation, an Ohio corporation, or any successor corporation.

            (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

            (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

            (h) "Fair Market Value" shall be determined as follows:

                  (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                  (ii) If the Common Shares are quoted on The Nasdaq Stock
            Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

                  (iii) If the Common Shares are not traded on a national
            securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

            (i) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (j) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

            (k) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

            (l) "Participant" means an employee or director of the Company or a Subsidiary who is granted an Award under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

            (m) "Plan" means the FFD Financial Corporation 1996 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

            (n) "Stock Option" means an award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

            (o) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, First Federal Community Bank.

            (p) "Terminated for Cause" means any removal of a director or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

      3. Administration.

            (a) This Plan shall be administered by the Committee to be comprised of not less than three of the members of the Board who are not employees of the Company. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

            (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

      4. Duration of, and Common Shares Subject to, this Plan.

            (a) Term. This Plan shall terminate on the date which is ten (10) years from the date on which this Plan is adopted by the Board, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

            (b) Common Shares Subject to Plan. The maximum number of Common Shares in respect of which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be 169,838.

      For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon the exercise or settlement of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares which were theretofore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options.

      Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

      5. Eligibility and Grants. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

      6. Stock Options. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions as the Committee shall deem desirable:

            (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions, not inconsistent with the express provisions of this Plan.

            (b) Stock Option Price. The option exercise price per Common Share purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time an Incentive Stock Option is granted to such Participant.

            (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; except that the term of Incentive Stock Options will not exceed ten years after the date the Incentive Stock Option is granted; provided, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time an Incentive Stock Option is granted, the term of the Incentive Stock Option granted to such Participant shall not exceed five years.

            (d) Exercisability. Except as set forth in Section 6(f) and Section 7 of this Plan or unless otherwise determined by the Committee at the time of grant, Stock Options awarded under this Plan shall become exercisable at the rate of one-fifth per year commencing on the date that is one year after the date of the grant of the Stock Option and shall be subject to such other terms and conditions as shall be determined by the Committee at the date of grant.

            (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

            (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

      7. Termination of Employment or Directorship.

            (a) Except in the event of the death or disability of a Participant, upon the resignation, removal or retirement from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, subject to extension by the Committee, any Stock Option which has become exercisable shall terminate if it is not exercised within 12 months of such resignation, removal or retirement.

            (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability, and, subject to extension by the Committee, all Stock Options shall terminate if not exercised within 12 months of the Participant's death or disability.

            (c) In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which has not been exercised shall terminate as of the date of such termination for cause.

      8. Non-transferability of Stock Options. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

      9. Adjustments Upon Changes in Capitalization.

            (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

            (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

            (c) The Committee may also make such adjustments in the number of shares covered by, and the exercise price or other value of, any outstanding Stock Options in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event that another corporation or business entity is being acquired by the Company, and the Company agrees to assume outstanding employee stock options and/or the obligation to make future grants of options or rights to employees of the acquired entity, the aggregate number of Common Shares available for Stock Options under Section 4 of this Plan may be increased accordingly.

      10. Amendment and Termination of this Plan. Without further approval of the shareholders, the Board may at any time terminate this Plan or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of

Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

      11. Modification of Stock Options. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall reduce the exercise price or confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

      12. Miscellaneous.

            (a) Tax Withholding. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

            (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

            (c) Annulment of Stock Options. The grant of any Stock Option under this Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

            (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

            (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

            (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

            (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

            (i) Effective Date. The effective date of this Plan was October 8, 1996.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            FFD FINANCIAL CORPORATION

          FFD FINANCIAL CORPORATION 2003 ANNUAL MEETING OF SHAREHOLDERS

                                October 21, 2003

      The undersigned shareholder of FFD Financial Corporation ("FFD") hereby constitutes and appoints Stephen G. Clinton and Leonard L. Gundy, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2003 Annual Meeting of Shareholders of FFD to be held on October 21, 2003 at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of FFD which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1. The election of the two directors listed below(except as marked to the contrary below):

      [_]FOR all nominees                   [_]WITHHOLD authority to
         listed below                          vote for all nominees
         (except as marked to the              listed below:
               contrary below):

                            Richard A. Brinkman, Jr.
                                Robert D. Sensel

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

--------------------------------------------------------------------------------

2. The approval of amendments to the FFD Financial Corporation 1996 Stock Option and Incentive Plan:


      [_] FOR                 [_] AGAINST              [_] ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: Please sign and date this Proxy on the reverse side.

      Your Board of Directors recommends that you vote "FOR" the nominees for director listed above and "FOR" the approval of amendments to the 1996 Stock Option and Incentive Plan.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposal 1 and FOR proposal 2.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2003 Annual Meeting of Shareholders of FFD and of the accompanying Proxy Statement is hereby acknowledged.

      Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------               -------------------------------
Signature                                            Signature


----------------------------               -------------------------------
Print or Type Name                                   Print or Type Name


Dated:                                      Dated:
       ---------------------                       -----------------------

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.